  Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Nine months Ended

September 30, 2011

2901 Butterfield Road

Oak Brook, Illinois 60523

Telephone:  (630) 218-8000

Facsimile:  (630) 218-7357

www.inlandrealestate.com

Inland Real Estate Corporation

Supplemental Financial Information

For the Three and Nine months Ended September 30, 2011

TABLE OF CONTENTS

Page

Earnings Press Release	2 – 12

Financial Highlights	13 – 15

Debt Schedule	16 – 18

Significant Retail Tenants	19 – 20

Lease Expiration Analysis	21 – 23

Leasing Activity	24 – 32

Same Store Net Operating Income Analysis	33 – 34

Property Transactions	35 – 36

Unconsolidated Joint Ventures	37 – 46

Property List	47 – 59

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2011 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 218-8000 x4897
benchelt@inlandrealestate.com	cunningham@inlandgroup.com

Inland Real Estate Corporation

Reports Third Quarter 2011 Results

OAK BROOK, IL (November 3, 2011) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three and nine months ended September 30, 2011.

Key Points

•

Funds From Operations (FFO) per common share was $0.22 for the third quarter of 2011, compared to $0.20 per share for the third quarter of 2010.

•

Total portfolio leased occupancy was 93.8 percent and consolidated same store financial occupancy was 88.2 percent at September 30, 2011, representing increases of 110 basis points and 60 basis points, respectively, over occupancy rates one year ago.

•

Consolidated same store net operating income (NOI) increased 3.5 percent and 3.4 percent for the quarter and nine months ended September 30, 2011, respectively, over the same periods last year.

•

Company executed 87 leases within the total portfolio for 370,115 square feet of space for the quarter, representing an increase in square feet leased of 13.3 percent year-over-year. For the nine months ended September 30, 2011, more than 1.4 million square feet of space was leased, on pace with same period of 2010.

•

Average base rent for new and renewal leases signed in the total portfolio increased 3.6 percent and 4.2 percent, respectively, over expiring rates for the quarter.

•

IRC-PGGM venture acquired for $13.2 million an 88,577-square-foot Cub Foods-anchored neighborhood shopping center located in a Minneapolis suburb during the quarter. After quarter close IRC acquired for $26.0 million a 174,901-square-foot regional power center approximately 50 miles south of Chicago.

•

Company priced, and issued after quarter close, 2,000,000 shares of 8.125% Series A Cumulative Redeemable Preferred Stock at $25 per share, for net proceeds of $48.4 million after underwriting discount but before expenses.

Financial Results for the Quarter

For the quarter ended September 30, 2011, Funds From Operations (FFO) available to common stockholders was $19.3 million, compared to $17.4 million for the third quarter of 2010.  On a per share basis, FFO was $0.22 (basic and diluted) for the quarter, compared to $0.20 for the third quarter 2010.

For the quarter ended September 30, 2011, FFO adjusted for non-cash adjustments and gains on extinguishment of debt was $19.7 million, compared to $16.0 million in the prior year quarter.  On a per share basis, FFO adjusted for those items was $0.22 (basic and diluted) for the quarter, compared to $0.19 for the third quarter of 2010.  The increase in FFO and FFO adjusted was primarily due to higher income from the consolidated same store portfolio as well as increased fee income from unconsolidated joint ventures.  Fee income is generated through acquisition, management and leasing services provided to our various unconsolidated joint ventures.

0

Net income available to common stockholders for the third quarter of 2011 was $2.7 million, compared to $6.9 million for the third quarter of 2010. On a per share basis, net income available to common stockholders was $0.03 (basic and diluted), compared to $0.08 for the prior year quarter. Net income for the quarter decreased primarily due to the impact in third quarter of 2010 of a gain in the amount of $5.1 million from the change in control of Algonquin Commons and a gain on the extinguishment of debt in the amount of $1.5 million.  Net income also was impacted by the same items that impacted FFO.

Financial Results for the Nine Months Ended September 30, 2011

For the nine months ended September 30, 2011, FFO available to common stockholders was $40.5 million, compared to $34.6 million for the same period in 2010. On a per share basis, FFO for the nine-month period was $0.46 (basic and diluted), compared to FFO of $0.40 for the nine months September 30, 2010.

For the nine months ended September 30, 2011, the Company recorded aggregate non-cash impairment charges and other non-cash adjustments, net of taxes, of $12.5 million related to the North Aurora Towne Center development joint venture project to reflect the property at its reduced fair value. By comparison, the Company recorded a gain on the extinguishment of debt and aggregate non-cash impairment charges, net of taxes, related to unconsolidated development joint venture projects, netting to $19.2 million for the same nine-month period of 2010.

FFO, adjusted for impairment charges and other non-cash adjustments, net of taxes, was $53.0 million for the nine months ended September 30, 2011, compared to $53.8 million for the same period of 2010. On a per share basis, FFO adjusted for those items was $0.60 (basic and diluted), compared to $0.63 for the prior year period.

The decrease in FFO adjusted for the nine months ended September 30, 2011, was primarily due to higher interest expense, lower gains on the sale of investment securities, and decreased gains from the sale of interests in properties through the IPCC joint venture. The decrease was partially offset by higher income from the consolidated same store portfolio and increased joint venture fee income.

Net loss available to common stockholders for the nine months ended September 30, 2011, was $9.0 million, compared to $2.8 million for the same period of 2010. On a per share basis, net loss available to common stockholders was $0.10 (basic and diluted), compared to $0.03 for the nine months ended September 30, 2010. In addition to the items that impacted FFO adjusted, net loss increased due to higher depreciation and amortization expense and the impact in the prior year period of combined gains on the change in control of Algonquin Commons and extinguishment of debt totaling $6.6 million.  The increase in net loss was partially offset by decreased non-cash impairment charges compared to the prior year period.

The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes recorded in comparable periods, in order to present the performance of its core portfolio operations. Reconciliations of FFO and FFO, adjusted, to net loss available to common stockholders, calculated in accordance with U.S. GAAP, as well as FFO per share and FFO, adjusted per share to net loss available to common stockholders per share, are provided at the end of this press release.

“As we finish out the year we are pleased with the progress made on our principal goals, which include systematic improvements in portfolio performance,” said Mark Zalatoris, Inland Real Estate Corporation’s president and chief executive officer. “Highlights for the quarter are a 3.5 percent gain in consolidated same store net operating income and a 110 basis point increase in total portfolio leased occupancy over one year ago, as well as the fifth consecutive quarter of stable or improved leasing spreads across the total portfolio.

Added Zalatoris, “The preferred offering launched in September was another step in executing our capital plan and an effective means to source growth capital for the Company’s long-term benefit. We intend to utilize the net proceeds of more than $48 million to tap a robust pipeline of new acquisitions. In addition to growing our operating platform, we expect to address debt obligations with a portion of these proceeds to further strengthen the balance sheet.  Within this current operating environment, we are continuing to build value in the Company for investors.”

Portfolio Performance

The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and nine-month periods during each year. A total of 110 of the Company’s investment properties within the consolidated portfolio satisfied this criterion during these periods and are referred to as “same store” properties. Same store net operating income (NOI) is a supplemental non-GAAP measure used to monitor the performance of the Company’s investment properties. A reconciliation of same store NOI to net loss available to common stockholders, calculated in accordance with U.S. GAAP, is provided at the end of this press release.

Consolidated portfolio same store NOI was $24.1 million for the quarter and $72.0 million for the nine months ended September 30, 2011, representing increases of 3.5 percent and 3.4 percent, respectively, over the prior year periods. The increases were primarily due to income from new leases signed and higher other property income.

As of September 30, 2011, same store financial occupancy for the consolidated portfolio was 88.2 percent, compared to 87.6 percent as of September 30, 2010, and 89.0 percent as of June 30, 2011.  The sequential decrease in consolidated same store financial occupancy primarily was due to the termination of a lease for a property formerly leased to a grocery store and the closing of one Borders location.

Leasing

For the quarter ended September 30, 2011, the Company executed 87 leases within the total portfolio aggregating 370,115 square feet of gross leasable area (“GLA”). This included 42 renewal leases comprising 162,460 square feet of GLA with an average rental rate of $12.94 per square foot and representing an increase of 4.2 percent over the average expiring rent. Fifteen new leases and 30 non-comparable leases aggregating 207,655 square feet of GLA were signed during the quarter. New leases executed during the quarter had an average rental rate of $12.30 per square foot, an increase of 3.6 percent over the expiring rent. The non-comparable leases were signed with an average rental rate of $10.49 per square foot. Non-comparable leases represent leases signed for expansion square footage or for space in which there was no former tenant in place for one year or more. On a blended basis, the 57 new and renewal leases signed during the quarter had an average rental rate of $12.71 per square foot, representing an increase of 4.0 percent over the average expiring rent. The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Leased occupancy for the total portfolio was 93.8 percent as of September 30, 2011, compared to 94.4 percent as of June 30, 2011, and 92.7 percent as of September 30, 2010. Financial occupancy for the total portfolio was 88.5 percent as of September 30, 2011, compared to 89.3 percent as of June 30, 2011, and 88.3 percent as of September 30, 2010. Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of the lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, and excludes tenants in abatement periods. All occupancy rates exclude seasonal leases. Total portfolio occupancy rates decreased sequentially primarily due to the aforementioned lease termination for the former grocery store, the closing of two Borders locations, and the venture’s acquisition of the 89.3-percent-leased Champlin Marketplace during the quarter.

EBITDA, Balance Sheet, Liquidity and Market Value

Earnings before interest, taxes, depreciation and amortization (EBITDA) available to common stockholders, adjusted for non-cash impairments and other non-cash adjustments was $32.0 million for the quarter, compared to $29.5 million for the third quarter of 2010. For the nine months ended September 30, 2011, EBITDA, adjusted for non-cash impairments and other non-cash adjustments, was $92.3 million, compared to $88.6 million for the prior year period. A definition and reconciliation of EBITDA and adjusted EBITDA to income (loss) from continuing operations is provided at the end of this news release.

EBITDA coverage of interest expense, adjusted, was 2.5 times for the quarter ended September 30, 2011, compared to 2.4 times for the prior quarter and 2.2 times for the third quarter of 2010. The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios provide useful supplemental measures in evaluating the Company’s operating performance in that expenses that may not be indicative of operating performance are excluded.

On September 29, 2011, the Company priced a public offering of 2,000,000 shares of its 8.125% Series A Cumulative Redeemable Preferred Stock and, on October 6, 2011, issued the Series A Preferred Stock at a public offering price of $25 per share, for net proceeds of approximately $48.4 million, after the underwriting discount but before expenses. The Company granted to the underwriters a 30-day option to purchase up to an additional 300,000 shares of the Series A Preferred Stock to cover over-allotments, and none were sold. The Company intends to use the net proceeds of the offering primarily for acquisitions to be owned outright or through one or more of its joint ventures, and for general corporate purposes including the repayment of indebtedness. The Series A Preferred Stock is traded on the New York Stock Exchange under the symbol “IRCPrA.”

As of September 30, 2011, the Company had an equity market capitalization of $649.1 million and total debt outstanding of $966.4 million (including the pro-rata share of debt in unconsolidated joint ventures and full face value of convertible notes) for a total market capitalization of approximately $1.6 billion and a debt-to-total market capitalization of 59.8 percent. Including the convertible notes, 64.9 percent of consolidated debt bears interest at fixed rates. As of September 30, 2011, the weighted average interest rate on the fixed rate debt was 5.3 percent and the overall weighted average interest rate, including variable rate debt, was 4.55 percent. The Company had $60 million outstanding on its $150 million unsecured line of credit facility at the end of the quarter.

Acquisitions

On November 1, 2011, IRC acquired for $26.0 million the 174,901-square-foot Bradley Commons shopping center in Bradley, Illinois. Bradley Commons is a regional power center approximately 50 miles south of Chicago. The property consists of big box, junior anchor, and in-line shops, as well as outlot retail space that is 93 percent leased to high quality retailers that include Bed Bath and Beyond, Dick’s Sporting Goods, Petco and Ulta Cosmetics.  Bradley Commons is also shadow-anchored by Kohl’s and Super Walmart.

Dispositions

In August, the Company sold for $3.0 million 61,000 square feet of leasable space at Park Center in Tinley Park, Illinois, currently occupied by a local grocery operator. The Company retained ownership of the remainder of Park Center which currently comprises 128,390 square feet of GLA. The Company recorded a gain on sale of $358,000 in conjunction with the partial sale of Park Center.

Subsequent to the close of the quarter, the Company sold three unanchored neighborhood retail centers: Rose Plaza East and Rose Plaza West in Naperville, Illinois, for a total sales price of $5.05 million, and Orland Park Retail in Orland Park, Illinois, for $975,000.

Joint Venture Activity

On September 21, 2011, the IRC-PGGM joint venture closed its acquisition of Champlin Marketplace, an 88,577-square-foot neighborhood shopping center located in Champlin, Minnesota, a northwest suburb of Minneapolis. The center is anchored by Supervalu Inc.’s Cub Foods, the market-leading grocer in Minnesota, and includes a diversified in-line mix of national and regional retailers. The venture purchased the center in an all-cash transaction for $13.2 million, excluding closing costs and adjustments, and anticipates placing financing on the asset in the future. In conjunction with the acquisition and according to the terms of the joint venture agreement with PGGM, the Company contributed the Stuarts Crossing shopping center in St. Charles, Illinois to the venture.

Distributions

The Company declared a cash distribution of $0.220052 per share on the outstanding shares of its Series A Cumulative Redeemable Preferred Stock.  This distribution is payable on November 15, 2011 to the stockholders of record at the close of business on November 1, 2011.

In August, September and October 2011, the Company paid monthly cash distributions to common stockholders of $0.0475 per common share. The Company also declared a cash distribution of $0.0475 per common share, payable on November 17, 2011, to common stockholders of record at the close of business on October 31, 2011. The Company expects to continue to pay monthly cash distributions at the existing rate to common stockholders throughout 2011.

Guidance

For fiscal year 2011, the Company expects FFO, adjusted per common share (basic and diluted), to range from $0.80 to $0.83, consolidated same store net operating income to increase by 1 percent to 3 percent, and average total portfolio financial occupancy to range from 90 percent to 91 percent.

Conference Call/Webcast

Management will host a conference call to discuss the Company’s financial and operational results on Thursday, November 3, 2011 at 2:00 p.m. CT (3:00 p.m. ET). Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-317-6789 for other international callers. The conference call also will be available via live webcast on the Company’s website at www.inlandrealestate.com. The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on November 14, 2011. Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the replay pass code 10005271. An online playback of the webcast will be archived for approximately one year in the investor relations section of the Company’s website.

About Inland Real Estate Corporation

Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust that owns and operates open-air neighborhood, community, power and lifestyle retail centers and single-tenant properties located primarily in the Midwestern United States. As of September 30, 2011, the Company owned interests in 159 investment properties, including 46 owned through its unconsolidated joint ventures, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three and nine months ended September 30, 2011, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2011 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets

September 30, 2011 and December 31, 2010

(In thousands except per share data)

	September 30, 2011 (unaudited)	December 31, 2010
Assets:

Investment properties:
Land	$330,116	345,637
Construction in progress	1,519	142
Building and improvements	983,273	999,723

	1,314,908	1,345,502
Less accumulated depreciation	342,082	326,546

Net investment properties	972,826	1,018,956

Cash and cash equivalents	7,560	13,566
Investment in securities	11,296	10,053
Accounts receivable, net	36,425	37,755
Investment in and advances to unconsolidated joint ventures	93,660	103,616
Acquired lease intangibles, net	29,435	38,721
Deferred costs, net	19,215	17,041
Other assets	14,828	15,133

Total assets	$1,185,245	1,254,841

Liabilities:

Accounts payable and accrued expenses	$42,745	34,768
Acquired below market lease intangibles, net	10,790	10,492
Distributions payable	4,224	4,139
Mortgages payable	435,322	483,186
Unsecured credit facilities	210,000	195,000
Convertible notes	108,450	107,360
Other liabilities	20,443	18,898

Total liabilities	831,974	853,843

Commitments and contingencies

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at September 30, 2011 and December 31, 2010, respectively	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 88,912 and 87,838 Shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	889	878
Additional paid-in capital (net of offering costs of $65,684 and $65,322 at September 30, 2011 and December 31, 2010, respectively)	784,613	775,348
Accumulated distributions in excess of net income	(423,427)	(376,480)
Accumulated other comprehensive income (expense)	(7,851)	1,148

Total stockholders' equity	354,224	400,894

Noncontrolling interest	(953)	104

Total equity	353,271	400,998

Total liabilities and stockholders' equity	$1,185,245	1,254,841

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets (continued)

September 30, 2011 and December 31, 2010

(In thousands except per share data)

The following table presents certain assets and liabilities of consolidated variable interest entities (VIEs), which are included in the Consolidated Balance Sheet above as of December 31, 2010.  There were no consolidated VIE assets and liabilities as of September 30, 2011.  The assets in the table below include only those assets that can be used to settle obligations of consolidated VIEs.  The liabilities in the table below include third-party liabilities of consolidated VIEs only, and exclude intercompany balances that are eliminated in consolidation.

	September 30, 2011 (unaudited)	December 31, 2010
Assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs:

Investment properties:
Land	$-	7,292
Building and improvements	-	22,283

	-	29,575
Less accumulated depreciation	-	237

Net investment properties	-	29,338

Acquired lease intangibles, net	-	5,450
Other assets	-	403

Total assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs	$-	35,191

Liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company:

Mortgages payable	$-	19,353
Other liabilities	-	615

Total liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company	$-	19,968

INLAND REAL ESTATE CORPORATION

Consolidated Statements of Operations

For the three and nine months ended September 30, 2011 and 2010 (unaudited)

(In thousands except per share data)

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
Revenues:
Rental income	$30,182	30,113	90,978	86,811
Tenant recoveries	9,884	9,494	33,552	31,312
Other property income	1,002	558	1,969	1,526
Fee income from unconsolidated joint ventures	1,740	915	4,240	2,422
Total revenues	42,808	41,080	130,739	122,071

Expenses:
Property operating expenses	6,235	6,466	22,848	22,631
Real estate tax expense	8,432	8,447	25,199	25,162
Depreciation and amortization	13,031	12,342	38,369	32,483
Provision for asset impairment	-	-	5,223	17,991
General and administrative expenses	3,335	3,012	10,815	9,839
Total expenses	31,033	30,267	102,454	108,106

Operating income	11,775	10,813	28,285	13,965

Other income	433	766	2,194	4,198
Gain (loss) on change in control of investment property	-	5,122	(1,400)	5,122
Gain on sale of joint venture interest	360	852	913	2,862
Gain on extinguishment of debt	-	1,481	-	1,481
Interest expense	(10,500)	(10,751)	(32,535)	(25,501)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	2,068	8,283	(2,543)	2,127

Income tax benefit (expense) of taxable REIT subsidiaries	209	(313)	1,154	(934)
Equity in earnings (loss) of unconsolidated joint ventures	13	(593)	(8,321)	(4,192)
Income (loss) from continuing operations	2,290	7,377	(9,710)	(2,999)
Income (loss) from discontinued operations	409	(439)	785	431
Net income (loss)	2,699	6,938	(8,925)	(2,568)

Less: Net income attributable to the noncontrolling interest	(46)	(70)	(111)	(232)
Net income (loss) available to common stockholders	2,653	6,868	(9,036)	(2,800)

Other comprehensive income (expense):
Unrealized gain (loss) on investment securities	(2,048)	545	(1,832)	1,338
Reversal of unrealized gain to realized gain on investment securities	(29)	(433)	(1,191)	(1,976)
Unrealized gain (loss) on derivative instruments	(5,321)	-	(5,976)	61

Comprehensive income (loss)	$(4,745)	6,980	(18,035)	(3,377)

Basic and diluted earnings available to common shares per weighted average common share:

Income (loss) from continuing operations	$0.03	0.09	(0.11)	(0.04)
Income (loss) from discontinued operations	-	(0.01)	0.01	0.01
Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$0.03	0.08	(0.10)	(0.03)

Weighted average number of common shares outstanding – basic	88,754	85,787	88,426	85,518

Weighted average number of common shares outstanding – diluted	88,870	85,876	88,426	85,518

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and adjusted FFO for the periods presented, reconciled to net income (loss) available to common stockholders for these periods.  The Company adjusts FFO for the impact of non-cash impairment charges, net of taxes and gains on extinguishment of debt recorded in comparable periods in order to present the performance of its core portfolio operations.

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010

Net income (loss) available to common stockholders	$2,653	6,868	(9,036)	(2,800)
(Gain) loss on sale of investment properties	(358)	138	(555)	(383)
(Gain) loss from change in control of investment property	-	(5,122)	1,400	(5,122)
Equity in depreciation and amortization of unconsolidated joint ventures	3,713	3,229	10,393	10,169
Amortization on in-place lease intangibles	1,869	1,990	5,247	3,124
Amortization on leasing commissions	333	280	1,050	806
Depreciation, net of noncontrolling interest	11,121	10,066	32,017	28,823

Funds From Operations available to common stockholders	19,331	17,449	40,516	34,617

Gain on extinguishment of debt	-	(1,481)	-	(1,481)
Impairment loss, net of taxes:
Provision for asset impairment	-	-	5,223	17,991
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	-	7,824	2,498
Other non-cash adjustments	-	-	842	-
Provision for income taxes:
Tax (benefit) expense related to current impairment charges, net of valuation allowance	331	-	(1,368)	147

Funds From Operations available to common stockholders, adjusted	$19,662	15,968	53,037	53,772

Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$0.03	0.08	(0.10)	(0.03)

Funds From Operations available to common stockholders, per weighted average common share – basic and diluted	$0.22	0.20	0.46	0.40

Funds From Operations available to common stockholders, adjusted, per weighted average common share – basic and diluted	$0.22	0.19	0.60	0.63

Weighted average number of common shares outstanding, basic	88,754	85,787	88,426	85,518

Weighted average number of common shares outstanding, diluted	88,870	85,876	88,426	85,518

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010

Income (loss) from continuing operations	$2,290	7,377	(9,710)	(2,999)
Gain on sale of property	-	(45)	-	(45)
(Gain) loss from change in control of investment property	-	(5,122)	1,400	(5,122)
Net income attributable to noncontrolling interest	(46)	(70)	(111)	(232)
Income tax (benefit) expense of taxable REIT subsidiaries	(209)	313	(1,154)	934
Income (loss) from discontinued operations, excluding gains	51	(301)	230	48
Interest expense	10,500	10,751	32,535	25,501
Interest expense associated with discontinued operations	-	255	-	589
Interest expense associated with unconsolidated joint ventures	2,295	2,118	6,354	7,702
Depreciation and amortization	13,031	12,342	38,369	32,483
Depreciation and amortization associated with discontinued operations	28	142	91	601
Depreciation and amortization associated with unconsolidated joint ventures	3,713	3,218	10,393	10,158

EBITDA available to common stockholders	31,653	30,978	78,397	69,618

Gain on extinguishment of debt	-	(1,481)	-	(1,481)
Provision for asset impairment	-	-	5,223	17,991
Provision for asset impairment included in equity in loss of unconsolidated joint ventures	-	-	7,824	2,498
Other non-cash adjustments	331	-	842	-

EBITDA available to common stockholders, adjusted	$31,984	29,497	92,286	88,626

Total Interest Expense	$12,795	13,124	38,889	33,792

EBITDA: Interest Expense Coverage Ratio	2.5 x	2.4 x	2.0 x	2.1 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.5 x	2.2 x	2.4 x	2.6 x

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three and nine months ended September 30, 2011 and 2010, along with other investment properties' new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and nine months ended September 30, 2011 and 2010.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) available to common stockholders.

Consolidated	Three months ended September 30,2011	Three months ended September 30, 2010	% Change	Nine months ended September 30,2011	Nine months ended September 30, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 110 properties
Rental income	$26,398	26,307	0.3%	79,110	78,428	0.9%
Tenant recovery income	9,215	8,454	9.0%	30,692	27,923	9.9%
Other property income	944	479	97.1%	1,841	1,417	29.9%
"Other investment properties
Rental income	3,175	3,321		10,176	7,485
Tenant recovery income	669	1,040		2,860	3,389
Other property income	58	79		128	109
Total rental income and additional income	$40,459	39,680		124,807	118,751

Property operating expenses:
"Same store" investment properties, 110 properties
Property operating expenses	$4,825	4,649	3.8%	17,169	16,258	5.6%
Real estate tax expense	7,648	7,321	4.5%	22,468	21,859	2.8%
"Other investment properties"
Property operating expenses	601	695		2,201	1,545
Real estate tax expense	784	1,126		2,731	3,303
Total property operating expenses	$13,858	13,791		44,569	42,965

Property net operating income
"Same store" investment properties	$24,084	23,270	3.5%	72,006	69,651	3.4%
"Other investment properties"	2,517	2,619		8,232	6,135
Total property net operating income	$26,601	25,889		80,238	75,786

Other income:
Straight-line rents	$553	555		1,378	1,021
Amortization of lease intangibles	56	(70)		314	(123)
Other income	433	766		2,194	4,198
Fee income from unconsolidated joint ventures	1,740	915		4,240	2,422
Gain (loss) on change in control of investment property	-	5,122		(1,400)	5,122
Gain on sale of joint venture interest	360	852		913	2,862
Gain on extinguishment of debt	-	1,481		-	1,481

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	209	(313)		1,154	(934)
Bad debt expense	(809)	(1,122)		(3,478)	(4,828)
Depreciation and amortization	(13,031)	(12,342)		(38,369)	(32,483)
General and administrative expenses	(3,335)	(3,012)		(10,815)	(9,839)
Interest expense	(10,500)	(10,751)		(32,535)	(25,501)
Provision for asset impairment	-	-		(5,223)	(17,991)
Equity in earnings (loss) of unconsolidated ventures	13	(593)		(8,321)	(4,192)

Income (loss) from continuing operations	2,290	7,377		(9,710)	(2,999)
Income (loss) from discontinued operations	409	(439)		785	431
Net income (loss)	2,699	6,938		(8,925)	(2,568)

Less: Net income attributable to the noncontrolling interest	(46)	(70)		(111)	(232)

Net income (loss) available to common stockholders	$2,653	6,868		(9,036)	(2,800)

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011 and 2010

(In thousands except per share and square footage data)

Financial Highlights - unaudited (1)	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010

Total revenues	$42,808	41,080	130,739	122,071

Net income (loss) available to common stockholders (1)	$2,653	6,868	(9,036)	(2,800)
(Gain) loss on sale of investment properties	(358)	138	(555)	(383)
(Gain) loss from change in control of investment property	-	(5,122)	1,400	(5,122)
Equity in depreciation and amortization of unconsolidated joint ventures	3,713	3,229	10,393	10,169
Amortization on in-place leases intangibles	1,869	1,990	5,247	3,124
Amortization on leasing commissions	333	280	1,050	806
Depreciation, net of noncontrolling interest	11,121	10,066	32,017	28,823
Funds From Operations available to common stockholders	19,331	17,449	40,516	34,617

Gain on extinguishment of debt	-	(1,481)	-	(1,481)
Impairment loss, net of taxes:
Provision for asset impairment	-	-	5,223	17,991
Provision for asset impairment included in equity in loss of unconsolidated joint venture	-	-	7,824	2,498
Other non-cash adjustments	331	-	842	-
Provision of income taxes:
Tax (benefit) expense related to current impairment charges, net of valuation allowance	-	-	(1,368)	147

Funds From Operations available to common stockholders, adjusted	$19,662	15,968	53,037	53,772
Net income (loss) available to common stockholders per weighted average common share – basic and diluted	$0.03	0.08	(0.10)	(0.03)

Funds From Operations available to common stockholders per weighted average common share – basic and diluted	$0.22	0.20	0.46	0.40

Funds From Operations available to common stockholders, adjusted per common share – basic and diluted	$0.22	0.19	0.60	0.63

Distributions Declared	$12,668	12,023	37,911	36,380
Distributions Per Common Share	$0.14	0.14	0.43	0.42
Distributions / Funds From Operations Payout Ratio, adjusted	65.5%	75.3%	71.9%	67.7%
Weighted Average Commons Shares Outstanding, diluted	88,870	85,876	88,426	85,518

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010

Additional Information
Straight-line rents	$553	555	1,378	1,021
Amortization of lease intangibles	56	(70)	314	(123)
Amortization of deferred financing fees	902	826	2,806	1,519
Stock based compensation expense	81	78	301	234

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$3,925	2,994	5,924	5,843
Redevelopment	2,770	-	3,770	-

Non-maintenance / revenue generating cap ex
Tenant improvements	7,879	4,411	23,948	11,275
Leasing commissions	1,009	1,097	3,581	2,474

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011 and 2010

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

	As of September 30, 2011	As of September 30, 2010

Total Assets	$1,185,245	1,232,183

General and Administrative Expenses	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010

General and Administrative Expenses (G&A)	$3,335	3,012	10,815	9,839
G&A Expenses as a Percentage of Total Revenue	7.8%	7.3%	8.3%	8.1%
Annualized G&A Expenses as a Percentage of Total Assets	1.1%	1.0%	1.2%	1.1%

Same Store Net Operating Income ("NOI")(Cash Basis) (1)	Three months ended September 30, 2011	Three months ended September 30, 2010	% Change	Nine months ended September 30, 2011	Nine months ended September 30, 2010	% Change

Consolidated Portfolio (110 properties)

Same Store NOI	$24,084	23,270	3.5%	72,006	69,651	3.4%
Same Store NOI excluding lease termination income	$23,531	23,260	1.2%	71,448	69,495	2.8%

Unconsolidated Portfolio (at 100%) (13 properties)

Same Store NOI	$6,425	6,415	0.2%	19,273	19,001	1.4%
Same Store NOI excluding lease termination income	$6,425	6,398	0.4%	19,273	18,924	1.8%

Total Portfolio (including our pro rata share of unconsolidated NOI) (123 properties)

Same Store NOI	$27,297	26,478	3.1%	81,643	79,152	3.1%
Same Store NOI excluding lease termination income	$26,744	26,459	1.1%	81,085	78,957	2.7%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net loss available to common stockholders is provided on page 33 of this supplemental financial information.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011 and 2010

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

Consolidated Occupancy (1)	As of September 30, 2011	As of June 30, 2011	As of September 30, 2010

Leased Occupancy (2)	93.4%	94.2%	92.2%
Financial Occupancy (3)	87.5%	88.8%	87.5%
Same Store Financial Occupancy	88.2%	89.0%	87.6%

Unconsolidated Occupancy (4)	As of September 30, 2011	As of June 30, 2011	As of September 30, 2010

Leased Occupancy (2)	95.9%	95.9%	95.7%
Financial Occupancy (3)	93.4%	92.7%	93.5%
Same Store Financial Occupancy	92.5%	92.3%	93.5%

Total Occupancy	As of September 30, 2011	As of June 30, 2011	As of September 30, 2010

Leased Occupancy (2)	93.8%	94.4%	92.7%
Financial Occupancy (3)	88.5%	89.3%	88.3%
Same Store Financial Occupancy	88.7%	89.3%	88.2%

Capitalization	As of September 30, 2011	As of September 30, 2010

Total Shares Outstanding	$88,912	86,429
Closing Price Per Share	7.30	8.31
Equity Market Capitalization	649,058	718,225
Total Debt (5)	966,382	950,526
Total Market Capitalization	$1,615,440	1,668,751

Debt to Total Market Capitalization	59.8%	57.0%

(1)

All occupancy calculations exclude seasonal tenants.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)

Unconsolidated occupancy is based on IRC percent ownership.

(5)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at September 30, 2011:

Fixed rate debt
Servicer	Property Name	Interest Rate at September 30, 2011	Maturity Date	Balance at September 30, 2011	Percent of Total Debt

Capmark Finance	Hickory Creek Marketplace	4.88%	11/2011	5,750	0.76%
Capmark Finance	Maple Park Place	4.88%	11/2011	12,500	1.65%
Capmark Finance	Westriver Crossing	4.88%	11/2011	3,500	0.46%
Cohen Financial	Dunkirk Square	5.19%	08/2012	4,050	0.54%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.86%
Cohen Financial	Quarry Retail	5.19%	08/2012	15,800	2.09%
Cohen Financial	Riverdale Commons	5.19%	08/2012	9,850	1.30%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.65%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.83%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.32%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.16%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,729	2.21%
Wachovia	Algonquin Commons	5.45%	11/2014	71,602	9.49%
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,928	2.52%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,429	0.73%
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,517	0.20%
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,856	0.91%
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,507	0.20%
TCF Bank (1)	Cub Foods	6.50%	04/2015	3,914	0.52%
TCF Bank (1)	PetSmart	6.50%	04/2015	2,178	0.29%
TCF Bank (1)	Roundy’s	6.50%	04/2015	4,263	0.56%
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,913	1.05%
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,562	1.66%
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,705	2.34%
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	24,728	3.27%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,167	1.48%
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300	1.36%
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175	0.55%
Wells Fargo	Salem Square	6.03%	12/2020	4,897	0.65%
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289	0.83%
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443	0.85%
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443	0.85%
Wells Fargo	Deer Trace	6.03%	12/2020	9,691	1.28%
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825	1.43%
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237	1.49%
C III Asset Management	Caton Crossing	5.19%	06/2021	7,700	1.02%

Total/Weighted Average Fixed Rate Secured		5.47%		380,448	50.36%

Convertible Notes (2)		4.63%	11/2011	80,785	10.70%
Convertible Notes (2)		5.00%	11/2014	29,215	3.87%

Total/Weighted Average Fixed Rate		5.30%		490,448	64.93%

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at September 30, 2011	Maturity Date	Balance atSeptember 30, 2011	Percent ofTotal Debt

Metropolitan Capital Bank	Corporate	6.00%	10/2012	2,700	0.36%
Bank of America (1)	Edinburgh Festival	4.19%	12/2012	3,880	0.51%
Bank of America (1)	CarMax	4.19%	12/2012	9,745	1.29%
Bank of America (1)	Cliff Lake	4.19%	12/2012	3,969	0.53%
Bank of America (1)	Burnsville Crossing	4.19%	12/2012	3,791	0.50%
Bank of America (1)	Food 4 Less	4.19%	12/2012	2,720	0.36%
Bank of America (1)	Shingle Creek	4.19%	12/2012	1,940	0.26%
Bank of America (1)	Bohl Farm Marketplace	4.19%	12/2012	5,129	0.68%
Bank of America	Orchard Crossing	3.24%	08/2013	14,800	1.96%
Bank of America	Skokie Fashion Square	0.56%	12/2014	6,200	0.82%

Total/Weighted Average Variable Rate Secured		3.61%		54,874	7.27%

Term Loan		3.00%	06/2014	150,000	19.86%
Line of Credit Facility		3.17%	06/2014	60,000	7.94%

Total/Weighted Average Variable Rate		3.16%		264,874	35.07%

Total/Weighted Average Debt		4.55%		$755,322	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,550.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)		Total	Total Weighted Average Rate (2)	Percent of Total Debt

2011	$709	21,750	80,785	(3)(4)	103,244	4.68%	13.67%
2012	3,599	82,008	-		85,607	4.85%	11.33%
2013	4,169	14,800	-		18,969	-	2.51%
2014	3,884	137,063	239,215	(3)(5)	380,162	3.95%	50.33%
2015	1,521	19,270	-		20,791	6.50%	2.75%
2016	1,501	-	-		1,501	-	0.20%
2017	1,479	56,097	-		57,576	5.05%	7.62%
2018	-	9,472	-		9,472	7.65%	1.26%
2019	-	-	-		-	-	-
2020	-	70,300	-		70,300	5.85%	9.31%
2021	-	7,700	-		7,700	5.19%	1.02%

Total	$16,862	418,460	320,000		755,322	4.55%	100.00%

Total Debt Outstanding	September 30, 2011

Mortgage loans payable:
Fixed rate secured loans	$380,448
Variable rate secured loans	54,874
Unsecured fixed rate convertible notes (3) (4)	80,785
Unsecured fixed rate convertible notes (3) (5)	29,215
Unsecured line of credit facility and term loan	210,000

Total	$755,322

Percentage of Total Debt:	September 30, 2011

Fixed rate loans	64.93%
Variable rate loans	35.07%

Current Average Interest Rates (2):	September 30, 2011

Fixed rate loans	5.30%
Variable rate loans	3.16%
Total weighted average interest rate	4.55%

(1)

Includes unsecured convertible notes, line of credit facility and term loan.

(2)

Interest rates are as of September 30, 2011 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,550.

(4)

The convertible notes, which mature in 2026, are included in the 2011 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

(5)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Roundy’s (2)	7	$5,582	4.95%	481,246	4.77%
Dominick's Finer Foods	6	4,746	4.20%	394,377	3.91%
Carmax	2	4,021	3.56%	187,851	1.86%
Supervalu, Inc. (3)	6	3,079	2.73%	350,966	3.48%
PetSmart	9	2,826	2.50%	215,597	2.14%
TJX Companies, Inc. (4)	10	2,646	2.34%	320,295	3.18%
Best Buy	4	2,465	2.18%	183,757	1.82%
Kroger (5)	3	2,086	1.85%	193,698	1.92%
The Sports Authority	3	1,851	1.64%	134,869	1.34%
OfficeMax	6	1,737	1.54%	144,596	1.43%
Party City	9	1,535	1.36%	105,788	1.05%
Michael’s	6	1,500	1.33%	130,165	1.29%
Kohl’s	2	1,468	1.30%	169,584	1.68%
Dollar Tree (6)	15	1,425	1.26%	153,874	1.53%
Staples	5	1,421	1.26%	112,428	1.12%
Barnes & Noble	3	1,330	1.18%	67,988	0.67%
Retail Ventures, Inc. (DSW Warehouse)	3	1,327	1.18%	70,916	0.70%
The Gap (7)	7	1,277	1.13%	111,553	1.11%
Home Depot	1	1,243	1.10%	113,000	1.12%
Bally Total Fitness	2	1,140	1.01%	88,803	0.88%

Total		$44,705	39.60%	3,731,351	37.00%

Significant Retail Tenants (Unconsolidated) (1) (8)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	12	$8,932	17.36%	780,851	20.76%
Walgreen’s	9	3,175	6.17%	131,033	3.48%
TJX Companies, Inc. (4)	5	2,337	4.54%	167,952	4.47%
Dominick's Finer Foods	2	1,600	3.11%	133,294	3.54%
Best Buy	1	1,530	2.97%	45,001	1.20%
Bed Bath and Beyond (9)	4	1,383	2.69%	151,682	4.03%
Regal Cinemas	1	1,210	2.35%	73,000	1.94%
Retail Ventures, Inc. (DSW Warehouse)	2	1,034	2.01%	48,599	1.29%
Hobby Lobby	1	1,015	1.97%	56,390	1.50%
Dick's Sporting Goods	1	1,000	1.94%	100,000	2.66%
REI (Recreational Equipment Inc.)	1	971	1.89%	25,550	0.68%
Kroger (5)	2	904	1.76%	120,411	3.20%
Michael’s	2	820	1.59%	47,883	1.27%
Roundy’s (2)	1	649	1.26%	55,990	1.49%
Harlem Furniture	1	628	1.22%	27,932	0.74%

Total		$27,188	52.83%	1,965,568	52.25%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Roundy’s (5), Pick ‘N Save (2), and Super Pick ‘N Save (1)

(3)

Includes Jewel (10) and Cub Foods (8)

(4)

Includes TJ Maxx (5), Marshall’s (9), and Home Goods Stores (1)

(5)

Includes Kroger (1) and Food 4 Less (4)

(6)

Includes Dollar Tree (14) and Deal$ (1)

(7)

Includes Old Navy (6) and The Gap (1)

(8)

Annualized rent shown includes joint venture partner’s pro rata share

(9)

Includes Bed Bath & Beyond (3) and Buy Buy Baby (1)

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	18	$12,011	7.31%	1,131,817	8.18%
Dominick's Finer Foods	8	6,345	3.86%	527,671	3.81%
Roundy’s (4)	8	6,231	3.79%	537,236	3.88%
TJX Companies, Inc. (5)	15	4,983	3.03%	488,247	3.53%
Carmax	2	4,021	2.45%	187,851	1.36%
Best Buy	5	3,995	2.43%	228,758	1.65%
Walgreen’s	12	3,825	2.33%	173,745	1.26%
PetSmart	10	3,141	1.91%	242,957	1.75%
Kroger (6)	5	2,990	1.82%	314,109	2.27%
Bed Bath & Beyond (7)	7	2,475	1.51%	257,718	1.86%
Retail Ventures, Inc. (DSW Warehouse)	5	2,361	1.44%	119,515	0.86%
Michael’s	8	2,320	1.41%	178,048	1.29%
The Sports Authority	3	1,851	1.13%	134,869	0.97%
The Gap (8)	9	1,784	1.09%	146,778	1.06%
OfficeMax	6	1,737	1.06%	144,596	1.04%
Party City	10	1,717	1.04%	118,788	0.86%
Dollar Tree (9)	17	1,687	1.03%	175,559	1.27%

Total		$63,474	38.64%	5,108,262	36.90%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel (10) and Cub Foods (8)

(4)

Includes Roundy’s (5), Pick ‘N Save (2), and Super Pick ‘N Save (1)

(5)

Includes TJ Maxx (5), Marshall’s (9), and Home Goods Stores (1)

(6)

Includes Kroger (1) and Food 4 Less (4)

(7)

Includes Bed Bath & Beyond (4) and Buy Buy Baby (3)

(8)

Includes Old Navy (8) and The Gap (1)

(9)

Includes Dollar Tree (16) and Deal$ (1)

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2011	7	214,669	2.13%	$1,438	1.19%	$6.70
2012	13	251,053	2.49%	3,425	2.82%	13.64
2013	27	675,859	6.70%	6,637	5.47%	9.82
2014	25	881,119	8.74%	9,666	7.97%	10.97
2015	24	556,466	5.52%	5,763	4.75%	10.36
2016	21	429,807	4.26%	5,391	4.44%	12.54
2017	21	822,138	8.15%	9,993	8.24%	12.15
2018	9	418,110	4.15%	4,853	4.00%	11.61
2019	11	523,345	5.19%	4,956	4.09%	9.47
2020+	60	1,886,520	18.71%	22,062	18.19%	11.69
Vacant	-	299,366	2.97%	-	-	-
TOTAL/WEIGHTED AVERAGE	218	6,958,452	69.01%	$74,184	61.16%	$11.14

ALL NON-ANCHOR LEASES (1)
M-T-M	4	10,280	0.10%	$145	0.12%	$14.11
2011	45	95,292	0.95%	1,370	1.13%	14.38
2012	170	402,257	3.99%	6,746	5.56%	16.77
2013	160	436,069	4.32%	7,890	6.51%	18.09
2014	132	359,374	3.56%	6,104	5.03%	16.99
2015	139	383,552	3.80%	7,374	6.08%	19.23
2016	129	348,279	3.45%	6,360	5.24%	18.26
2017	31	125,249	1.24%	1,964	1.62%	15.68
2018	27	84,898	0.84%	1,926	1.59%	22.69
2019	19	79,517	0.79%	1,640	1.35%	20.62
2020+	79	323,840	3.22%	5,584	4.61%	17.24
Vacant	-	475,483	4.73%	-	-	-
TOTAL/WEIGHTED AVERAGE	935	3,124,090	30.99%	$47,103	38.84%	$17.78

ALL LEASES
M-T-M	4	10,280	0.10%	$145	0.12%	$14.11
2011	52	309,961	3.08%	2,808	2.32%	9.06
2012	183	653,310	6.48%	10,171	8.38%	15.57
2013	187	1,111,928	11.02%	14,527	11.98%	13.06
2014	157	1,240,493	12.30%	15,770	13.00%	12.71
2015	163	940,018	9.32%	13,137	10.83%	13.98
2016	150	778,086	7.71%	11,751	9.68%	15.10
2017	52	947,387	9.39%	11,957	9.86%	12.62
2018	36	503,008	4.99%	6,779	5.59%	13.48
2019	30	602,862	5.98%	6,596	5.44%	10.94
2020+	139	2,210,360	21.93%	27,646	22.80%	12.51
Vacant	-	774,849	7.70%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,153	10,082,542	100.00%	$121,287	100.00%	$13.03

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	5,079	0.26%	$69	0.25%	$13.59
2011	1	13,685	0.70%	5	0.02%	0.37
2012	1	35,000	1.80%	525	1.91%	15.00
2013	7	107,699	5.52%	1,244	4.52%	11.55
2014	9	127,858	6.56%	1,390	5.05%	10.87
2015	5	77,714	3.99%	867	3.15%	11.16
2016	9	212,385	10.89%	1,932	7.02%	9.10
2017	1	21,293	1.09%	515	1.87%	24.19
2018	6	88,774	4.55%	1,431	5.20%	16.12
2019	7	192,465	9.87%	2,759	10.02%	14.34
2020+	30	603,613	30.96%	8,542	31.03%	14.15
Vacant	-	23,225	1.19%	-	-	-
TOTAL/WEIGHTED AVERAGE	77	1,508,790	77.38%	$19,279	70.04%	$12.98

ALL NON-ANCHOR LEASES (2)
M-T-M	3	1,458	0.07%	$51	0.19%	$34.98
2011	14	12,796	0.66%	257	0.93%	20.08
2012	54	66,424	3.41%	1,336	4.85%	20.11
2013	37	44,549	2.28%	969	3.52%	21.75
2014	47	62,648	3.21%	1,174	4.27%	18.74
2015	36	41,209	2.11%	851	3.09%	20.65
2016	44	65,988	3.39%	1,382	5.02%	20.94
2017	10	17,729	0.91%	493	1.79%	27.81
2018	10	18,592	0.95%	454	1.65%	24.42
2019	10	14,821	0.76%	360	1.31%	24.29
2020+	26	31,362	1.61%	918	3.34%	29.27
Vacant	-	63,394	3.26%	-	-	-
TOTAL/WEIGHTED AVERAGE	291	440,970	22.62%	$8,245	29.96%	$21.84

ALL LEASES
M-T-M	4	6,537	0.33%	$120	0.44%	$18.36
2011	15	26,481	1.36%	262	0.95%	9.89
2012	55	101,424	5.21%	1,861	6.76%	18.35
2013	44	152,248	7.80%	2,213	8.04%	14.54
2014	56	190,506	9.77%	2,564	9.32%	13.46
2015	41	118,923	6.10%	1,718	6.24%	14.45
2016	53	278,373	14.28%	3,314	12.04%	11.90
2017	11	39,022	2.00%	1,008	3.66%	25.83
2018	16	107,366	5.50%	1,885	6.85%	17.56
2019	17	207,286	10.63%	3,119	11.33%	15.05
2020+	56	634,975	32.57%	9,460	34.37%	14.90
Vacant	-	86,619	4.45%	-	-	-
TOTAL/WEIGHTED AVERAGE	368	1,949,760	100.00%	$27,524	100.00%	$14.77

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	5,079	0.04%	$69	0.05%	$13.59
2011	8	228,354	1.90%	1,443	0.97%	6.32
2012	14	286,053	2.38%	3,950	2.65%	13.81
2013	34	783,558	6.51%	7,881	5.30%	10.06
2014	34	1,008,977	8.39%	11,056	7.43%	10.96
2015	29	634,180	5.27%	6,630	4.46%	10.45
2016	30	642,192	5.34%	7,323	4.92%	11.40
2017	22	843,431	7.01%	10,508	7.06%	12.46
2018	15	506,884	4.21%	6,284	4.22%	12.40
2019	18	715,810	5.95%	7,715	5.18%	10.78
2020+	90	2,490,133	20.69%	30,604	20.57%	12.29
Vacant	-	322,591	2.68%	-	-	-
TOTAL/WEIGHTED AVERAGE	295	8,467,242	70.37%	$93,463	62.81%	$11.48

ALL NON-ANCHOR LEASES (2)
M-T-M	7	11,738	0.10%	$196	0.14%	$16.70
2011	59	108,088	0.90%	1,627	1.09%	15.05
2012	224	468,681	3.90%	8,082	5.43%	17.24
2013	197	480,618	3.99%	8,859	5.95%	18.43
2014	179	422,022	3.51%	7,278	4.89%	17.25
2015	175	424,761	3.53%	8,225	5.53%	19.36
2016	173	414,267	3.44%	7,742	5.20%	18.69
2017	41	142,978	1.19%	2,457	1.65%	17.18
2018	37	103,490	0.86%	2,380	1.60%	23.00
2019	29	94,338	0.78%	2,000	1.34%	21.20
2020+	105	355,202	2.95%	6,502	4.37%	18.31
Vacant	-	538,877	4.48%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,226	3,565,060	29.63%	$55,348	37.19%	$18.29

ALL LEASES
M-T-M	8	16,817	0.14%	$265	0.19%	$15.76
2011	67	336,442	2.80%	3,070	2.06%	9.12
2012	238	754,734	6.28%	12,032	8.08%	15.94
2013	231	1,264,176	10.50%	16,740	11.25%	13.24
2014	213	1,430,999	11.90%	18,334	12.32%	12.81
2015	204	1,058,941	8.80%	14,855	9.99%	14.03
2016	203	1,056,459	8.78%	15,065	10.12%	14.26
2017	63	986,409	8.20%	12,965	8.71%	13.14
2018	52	610,374	5.07%	8,664	5.82%	14.19
2019	47	810,148	6.73%	9,715	6.52%	11.99
2020+	195	2,845,335	23.64%	37,106	24.94%	13.04
Vacant	-	861,468	7.16%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,521	12,032,302	100.00%	$148,811	100.00%	$13.32

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Consolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	15	165,270	$1,620	$1,736	$116	7.2%
per square foot			$9.80	$10.50	$0.70

2Q 2011	10	38,044	$413	$456	$43	10.4%
per square foot			$10.86	$11.99	$1.13

3Q 2011	13	89,031	$1,035	$1,076	$41	4.0%
per square foot			$11.63	$12.09	$0.46

2011 Total	38	292,345	$3,068	$3,268	$200	6.5%
per square foot			$10.49	$11.18	$0.69

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	34	132,854	$1,845	$1,927	$82	4.4%
per square foot			$13.89	$14.50	$0.61

2Q 2011	40	265,068	$2,881	$3,207	$326	11.3%
per square foot			$10.87	$12.10	$1.23

3Q 2011	33	136,510	$1,689	$1,804	$115	6.8%
per square foot			$12.37	$13.22	$0.85

2011 Total	107	534,432	$6,415	$6,938	$523	8.2%
per square foot			$12.00	$12.98	$0.98

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Consolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2011	17	159,313	$-	$1,432
per square foot			$-	$8.99

2Q 2011 (2)	20	59,093	$-	$804
per square foot			$-	$13.61

3Q 2011	23	96,764	$-	$1,009
per square foot			$-	$10.43

2011 Total	60	315,170	$-	$3,245
per square foot			$-	$10.30

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)

The 2Q 2011 non comparable lease information was revised in 3Q 2011 due to a lease that was canceled in 3Q 2011.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Unconsolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2011	2	15,607	$290	$238	$(52)	-17.9%
per square foot			$18.58	$15.25	$(3.33)

2Q 2011	2	3,058	$62	$58	$(4)	-6.5%
per square foot			$20.27	$18.97	$(1.30)

3Q 2011	2	4,927	$81	$80	$(1)	-1.2%
per square foot			$16.44	$16.24	$(0.20)

2011 Total	6	23,592	$433	$376	$(57)	-13.2%
per square foot			$18.35	$15.94	$(2.41)

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2011	6	86,647	$1,153	$1,223	$70	6.1%
per square foot			$13.31	$14.11	$0.80

2Q 2011	13	110,323	$1,063	$1,171	$108	10.2%
per square foot			$9.64	$10.61	$0.97

3Q 2011	9	25,950	$329	$298	$(31)	-9.4%
per square foot			$12.68	$11.48	$(1.20)

2011 Total	28	222,920	$2,545	$2,692	$147	5.8%
per square foot			$11.42	$12.08	$0.66

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Unconsolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2011	2	4,177	$-	$70
per square foot			$-	$16.76

2Q 2011	1	1,600	$-	$25
per square foot			$-	$15.63

3Q 2011	7	16,933	$-	$184
per square foot			$-	$10.87

2011 Total	10	22,710	$-	$279
per square foot			$-	$12.29

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Total)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	17	180,877	$1,910	$1,974	$64	3.4%
per square foot			$10.56	$10.91	$0.35

2Q 2011	12	41,102	$475	$514	$39	8.2%
per square foot			$11.56	$12.51	$0.95

3Q 2011	15	93,958	$1,116	$1,156	$40	3.6%
per square foot			$11.88	$12.30	$0.42

2011 Total	44	315,937	$3,501	$3,644	$143	4.1%
per square foot			$11.08	$11.53	$0.45

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2011	40	219,501	$2,997	$3,150	$153	5.1%
per square foot			$13.65	$14.35	$0.70

2Q 2011	53	375,391	$3,944	$4,379	$435	11.0%
per square foot			$10.51	$11.67	$1.16

3Q 2011	42	162,460	$2,018	$2,103	$85	4.2%
per square foot			$12.42	$12.94	$0.52

2011 Total	135	757,352	$8,959	$9,632	$673	7.5%
per square foot			$11.83	$12.72	$0.89

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Total)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2011	19	163,490	$-	$1,502
per square foot			$-	$9.19

2Q 2011 (3)	21	60,693	$-	$829
per square foot			$-	$13.66

3Q 2011	30	113,697	$-	$1,193
per square foot			$-	$10.49

2011 Total	70	337,880	$-	$3,524
per square foot			$-	$10.43

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)

The 2Q 2011 non comparable lease information was revised in 3Q 2011 due to a lease that was canceled in 3Q 2011.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2011

 (In thousands except per share and square footage data)

3rd Quarter 2011 Leasing Activity (1)

(Consolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	10	3	13
Gross Leasable Area (Sq.Ft.)	33,579	55,452	89,031
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.75	11.08	12.09

Renewals	Non- Anchors	Anchors	Total

Number of Leases	29	4	33
Gross Leasable Area (Sq.Ft.)	63,955	72,555	136,510
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.11	8.90	13.22

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	22	1	23
Gross Leasable Area (Sq.Ft.)	72,284	24,480	96,764
Base Rent/Sq.Ft. ($/Sq.Ft.)	$12.20	5.20	10.43

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	61	8	69
Gross Leasable Area (Sq.Ft.)	169,818	152,487	322,305
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.73	9.10	12.07

(1)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2011

 (In thousands except per share and square footage data)

3rd Quarter 2011 Leasing Activity (1)(2)

(Unconsolidated)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	2	-	2
Gross Leasable Area (Sq.Ft.)	4,927	-	4,927
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.24	-	16.24

Renewals	Non- Anchors	Anchors	Total

Number of Leases	9	-	9
Gross Leasable Area (Sq.Ft.)	25,950	-	25,950
Base Rent/Sq.Ft. ($/Sq.Ft.)	$11.48	-	11.48

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	7	-	7
Gross Leasable Area (Sq.Ft.)	16,933	-	16,933
Base Rent/Sq.Ft. ($/Sq.Ft.)	$10.87	-	10.87

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	18	-	18
Gross Leasable Area (Sq.Ft.)	47,810	-	47,810
Base Rent/Sq.Ft. ($/Sq.Ft.)	$11.76	-	11.76

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2011

 (In thousands except per share and square footage data)

3rd Quarter 2011 Leasing Activity (1) (2)

(Total)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	12	3	15
Gross Leasable Area (Sq.Ft.)	38,506	55,452	93,958
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.07	11.08	12.30

Renewals	Non- Anchors	Anchors	Total

Number of Leases	38	4	42
Gross Leasable Area (Sq.Ft.)	89,905	72,555	162,460
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.20	8.90	12.94

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	29	1	30
Gross Leasable Area (Sq.Ft.)	89,217	24,480	113,697
Base Rent/Sq.Ft. ($/Sq.Ft.)	$11.94	5.20	10.49

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	79	8	87
Gross Leasable Area (Sq.Ft.)	217,628	152,487	370,115
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.08	9.10	12.03

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011 and 2010

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three and nine months ended September 30, 2011 and 2010, along with other investment properties' new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and nine months ended September 30, 2011 and 2010.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) available to common stockholders.

Consolidated	Three months ended September 30,2011	Three months ended September 30, 2010	% Change	Nine months ended September 30,2011	Nine months ended September 30, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 110 properties
Rental income	$26,398	26,307	0.3%	79,110	78,428	0.9%
Tenant recovery income	9,215	8,454	9.0%	30,692	27,923	9.9%
Other property income	944	479	97.1%	1,841	1,417	29.9%
"Other investment properties
Rental income	3,175	3,321		10,176	7,485
Tenant recovery income	669	1,040		2,860	3,389
Other property income	58	79		128	109
Total rental income and additional income	$40,459	39,680		124,807	118,751

Property operating expenses:
"Same store" investment properties, 110 properties
Property operating expenses	$4,825	4,649	3.8%	17,169	16,258	5.6%
Real estate tax expense	7,648	7,321	4.5%	22,468	21,859	2.8%
"Other investment properties"
Property operating expenses	601	695		2,201	1,545
Real estate tax expense	784	1,126		2,731	3,303
Total property operating expenses	$13,858	13,791		44,569	42,965

Property net operating income
"Same store" investment properties	$24,084	23,270	3.5%	72,006	69,651	3.4%
"Other investment properties"	2,517	2,619		8,232	6,135
Total property net operating income	$26,601	25,889		80,238	75,786

Other income:
Straight-line rents	$553	555		1,378	1,021
Amortization of lease intangibles	56	(70)		314	(123)
Other income	433	766		2,194	4,198
Fee income from unconsolidated joint ventures	1,740	915		4,240	2,422
Gain (loss) on change in control of investment property	-	5,122		(1,400)	5,122
Gain on sale of joint venture interest	360	852		913	2,862
Gain on extinguishment of debt	-	1,481		-	1,481

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	209	(313)		1,154	(934)
Bad debt expense	(809)	(1,122)		(3,478)	(4,828)
Depreciation and amortization	(13,031)	(12,342)		(38,369)	(32,483)
General and administrative expenses	(3,335)	(3,012)		(10,815)	(9,839)
Interest expense	(10,500)	(10,751)		(32,535)	(25,501)
Provision for asset impairment	-	-		(5,223)	(17,991)
Equity in earnings (loss) of unconsolidated ventures	13	(593)		(8,321)	(4,192)

Income (loss) from continuing operations	2,290	7,377		(9,710)	(2,999)
Income (loss) from discontinued operations	409	(439)		785	431
Net income (loss)	2,699	6,938		(8,925)	(2,568)

Less: Net income attributable to the noncontrolling interest	(46)	(70)		(111)	(232)

Net income (loss) available to common stockholders	$2,653	6,868		(9,036)	(2,800)

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011 and 2010

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended September 30, 2011	Three months ended September 30, 2010	% Change	Nine months ended September 30, 2011	Nine months ended September 30, 2010	% Change
Rental income and additional income:
"Same store" investment properties, 13 properties
Rental income	$7,235	7,350	-1.6%	22,181	22,118	0.3%
Tenant recovery income	3,788	3,391	11.7%	11,244	10,595	6.1%
Other property income	78	76	2.6%	214	257	-16.7%
"Other investment properties
Rental income	4,889	4,686		12,220	14,121
Tenant recovery income	1,621	817		4,308	2,315
Other property income	24	26		72	98
Total rental income and additional income	$17,635	16,346		50,239	49,504

Property operating expenses:
"Same store" investment properties, 13 properties
Property operating expenses	$1,616	1,314	23.0%	5,202	4,703	10.6%
Real estate tax expense	3,060	3,088	-0.9%	9,164	9,266	-1.1%
"Other investment properties"
Property operating expenses	1,032	935		2,842	2,606
Real estate tax expense	1,302	567		3,271	2,019
Total property operating expenses	$7,010	5,904		20,479	18,594

Property net operating income
"Same store" investment properties	$6,425	6,415	0.2%	19,273	19,001	1.4%
"Other investment properties"	4,200	4,027		10,487	11,909
Total property net operating income	$10,625	10,442		29,760	30,910

Other income:
Straight-line rents	$222	195		665	461
Amortization of lease intangibles	31	(83)		(323)	203
Other income	640	2,080		1,508	1,769
Gain on extinguishment of debt	-	-		-	750

Other expenses:
Bad debt expense	(240)	(278)		(770)	(414)
Depreciation and amortization	(7,143)	(7,134)		(20,199)	(21,978)
General and administrative expenses	(328)	(1,375)		(914)	(1,451)
Interest expense	(4,392)	(4,941)		(12,337)	(16,780)
Provision for asset impairment	-	-		(17,387)	(5,550)

Loss from continuing operations	$(585)	(1,094)		(19,997)	(12,080)

Inland Real Estate Corporation

Supplemental Financial Information

For the nine months ended September 30, 2011

(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/11/11	Joffco Square (2)	Chicago	IL	95,204	$23,800	7.15%	83%	Best Buy and Bed, Bath and Beyond	2008
03/24/11	Mariano’s Fresh Market (3)	Arlington Heights	IL	66,393	20,800	7.41%	100%	Mariano’s Fresh Market	2010
04/15/11	Bank of America (3) (4)	Portland	OR	-	2,420	6.00%	-	None	2004
04/15/11	BB&T Bank (3)	Apopka	FL	2,931	1,547	6.90%	100%	None	1986
04/15/11	AT&T (3)	Crestview	FL	3,476	1,883	7.20%	100%	None	2010
04/15/11	CVS (3)	San Antonio	TX	13,813	5,422	7.00%	100%	CVS	2003
04/15/11	Advance Auto Parts (3)	Lawrenceville	GA	7,064	1,927	7.25%	100%	None	2007
04/15/11	Mimi’s Café (3)	Brandon	FL	7,045	2,888	7.60%	100%	None	2003
04/15/11	Ryan’s Restaurant (3)	Columbia	SC	10,162	3,208	7.95%	100%	Ryan’s Steakhouse	2002
04/15/11	Applebee’s (3)	Lewisville	TX	5,911	3,181	7.85%	100%	None	1994
04/15/11	Capital One (3) (5)	Houston	TX	-	1,500	6.00%	-	None	2008
04/15/11	Walgreens (3)	St. Louis	MO	14,490	5,405	6.84%	100%	Walgreen’s	2003
04/15/11	Verizon (3)	Monroe	NC	4,500	2,979	7.25%	100%	None	2010
04/15/11	Walgreens (3)	Milwaukee	WI	15,120	5,070	7.25%	100%	Walgreen’s	2000
04/15/11	Dollar General (3)	Fort Worth	TX	9,142	1,419	7.35%	100%	None	2010
04/15/11	Applebee’s (3)	Eagan	MN	5,285	2,432	7.40%	100%	None	1992
04/15/11	Taco Bell (3)	Port St. Lucie	FL	2,049	2,623	7.70%	100%	None	2009
04/15/11	Buffalo Wild Wings (3)	San Antonio	TX	6,974	3,027	7.70%	100%	None	2010
06/02/11	Red Top Plaza (2)	Libertyville	IL	151,840	19,762	7.39%	81%	Jewel Food Stores	1981/1990
06/14/11	Walgreens (3)	Normal	IL	14,490	5,055	7.22%	100%	Walgreen’s	2009
06/14/11	Walgreens (3)	Spokane	WA	14,490	5,764	7.20%	100%	Walgreen’s	2002
06/14/11	Walgreens (3)	Villa Rica	GA	13,650	4,583	7.20%	100%	Walgreen’s	2008
06/14/11	Walgreens (3)	Waynesburg	PA	14,820	5,402	7.20%	100%	Walgreen’s	2008
06/14/11	Walgreens (3)	Somerset	MA	13,650	6,549	7.10%	100%	Walgreen’s	2011
06/14/11	Walgreens (3)	Gallup	NM	14,820	4,674	7.19%	100%	Walgreen’s	2005
09/21/11	Champlin Marketplace (2)	Champlin	MN	88,577	13,200	6.40%	89%	Cub Foods	1999,2005
				595,896	$156,520

(1)

The cap rate disclosed is as of the time of acquisition.

(2)

This property was acquired through our joint venture with PGGM.

(3)

This property was acquired through our joint venture with IPCC.

(4)

The purchase price of this property includes a 4,700 square foot ground lease with Bank of America.  Ground lease square footage is not included in our GLA.

(5)

The purchase price of this property includes a 5,300 square foot ground lease with Capital One.  Ground lease square footage is not included in our GLA.

Inland Real Estate Corporation

Supplemental Financial Information

For the nine months ended September 30, 2011

(In thousands except per share and square footage data)

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale
02/14/11	Schaumburg Golf Road Retail	Schaumburg	IL	9,988	$2,150	$197
08/24/11	Park Center Plaza (partial)	Tinley Park	IL	61,000	3,000	358
				70,988	$5,150	$555

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
03/01/11	Byerly’s Burnsville	Burnsville	MN	72,339	$8,170
03/08/11	The Shops of Plymouth Town Center	Plymouth	MN	84,003	9,489
06/02/11	Village Ten Center	Coon Rapids	MN	211,472	14,569
09/19/11	Stuart’s Crossing	St. Charles	IL	85,529	12,294
				453,343	$44,522

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(1,988)	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,679)	4,000
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	(779)	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	29	5,862
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(2,779)	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,107	50.0%	(1,616)	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,222)	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	233	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,736	50.0%	15,500	21,140
09/01/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	105,642	50.0%	2,595	6,621
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,368	4,553
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,538	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	2,874	5,497

					2,269,614		$19,074	$90,573

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Prudential Insurance	Randall Square	5.35% Fixed	December 2011	$16,500
Midland Loan Services	Chatham Ridge	4.94% Fixed	April 2012	15,000
Midland Loan Services	Woodfield Commons	4.94% Fixed	April 2012	17,500
Cohen Financial	Cobbler Crossing	5.21% Fixed	May 2012	8,200
Principal Capital	Greentree	5.29% Fixed	December 2012	6,600
Wachovia Securities	Mapleview Shopping Center	5.58% Fixed	April 2013	12,665
Wachovia Securities	Mapleview Shopping Center / Regal Showplace	5.66% Fixed	April 2013	2,497
Wachovia Securities	Regal Showplace	5.93% Fixed	April 2013	7,186
Principal Capital	Ravinia Plaza	6.08% Fixed	October 2013	10,995
TCF Bank	Marketplace at Six Corners	6.50% Fixed	September 2014	11,724
John Hancock Life Ins.	Thatcher Woods	5.83% Fixed	February 2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86% Fixed	March 2015	8,500
Principal Bank	Shoppes at Mill Creek	5.00% Fixed	May 2016	8,000
C-III Asset Management	Orland Park Place	5.55% Fixed	September 2021	42,280

Total / Weighted Average		5.52% Fixed		$181,147

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Venture with PGGM

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/01/10	INP Retail LP	Mallard Crossing	Elk Grove Village	IL	82,929	55%	$2,489	$-
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	2,502	-
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	4,047	-
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,756	-
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	7,706	7,865
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	3,445	3,190
01/11/11	INP Retail LP	Joffco Square	Chicago	IL	95,204	55%	5,988	7,200
03/01/11	INP Retail LP	Byerly’s Burnsville	Burnsville	MN	72,339	55%	2,097	-
03/08/11	INP Retail LP	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(60)	2,860
06/02/11	INP Retail LP	Red Top Plaza	Libertyville	IL	151,840	55%	4,639	6,270
06/02/11	INP Retail LP	Village Ten Center	Coon Rapids	MN	211,472	55%	2,212	4,565
09/19/11	INP Retail LP	Stuart’s Crossing	St. Charles	IL	85,529	55%	17	3,850
09/21/11	INP Retail LP	Champlin Marketplace	Champlin	MN	88,577	55%	7,535	-
					1,297,764		$46,373	$35,800

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Cohen Financial	Stuart’s Crossing	5.27%Fixed	December 2012	$7,000
Principal Bank	Diffley Marketplace	3.94% Fixed	November 2015	5,800
John Hancock Life Ins.	The Point at Clark	5.05% Fixed	September 2017	14,300
C-III Asset Management	The Shops of Plymouth Town Center	5.83% Fixed	March 2021	5,200
Wells Fargo	Joffco Square	5.84% Fixed	March 2021	13,090
C-III Asset Management	Village Ten Center	5.17% Fixed	June 2021	8,300
C-III Asset Management	Red Top Plaza	5.55%Fixed	September 2021	11,400

Total / Weighted Average		5.30% Fixed		$65,090

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,351	$-

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	28 Acres	45.0%	$-	$15,023
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	-	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	-	11,470

					111 Acres		$-	$29,510

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America (2)	4.24% Variable	July 2011	$13,169
Bank of America	1.74% Variable	September 2012	4,300
Bank of America (2)	4.24% Variable	July 2011	3,549
Bank of America (2)	4.24% Variable	July 2011	13,819

Total / Weighted Average	3.93% Variable		$34,837

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,310	$2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	5,786	6,248

					71 Acres		$11,096	$8,543

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

PNC Bank	4.23% Variable	December 2011	$7,350
Inland Boise, LLC	6.00% Variable	October 2012	2,700

Total / Weighted Average	4.71% Variable		$10,050

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

2)

This loan matured in July 2011.  The joint venture is currently working with the lender to extend this debt.  The joint venture has continued to make monthly debt service payments and the lender has not taken any negative actions with regards to this matured debt.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Paradise Group

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

02/23/07	PDG/Tuscany Village Venture	Tuscany Village	Clermont	FL	53 Acres	15.0%	$-	$-

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America (2)	2.70% Variable	September 2009	$9,052

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$-	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	3.24% Variable	October 2012	$22,105

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

2)

This loan matured in September 2009.  The Company is not a party to this loan agreement and therefore has not guaranteed any portion of this loan.  The joint venture is engaged in discussions with other lenders to extend this debt.  The lender has not taken any negative actions with regards to this matured loan.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Joint Venture with Inland Private Capital Corporation (“IPCC”)

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

04/15/11	IRC/IREX Venture II	National Net Leased Portfolio (2)	Various	Various	107,962	17%	$3,772	$4,201
06/14/11	IRC/IREX Venture II	Pharmacy Portfolio II (3)	Various	Various	85,920	96%	9,693	20,770

					193,882		$13,465	$24,971

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Centerline Capital Group	5.44% Fixed	May 2021	$24,716
Starwood Capital Trust	5.65% Fixed	June 2021	21,636

Total / Weighted Average	5.54% Fixed		$46,352

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

2)

The interests in the National Net Leased Portfolio, which includes the 16 properties, Bank of America, Portland OR, BB&T Bank, Apopka FL, AT&T, Crestview FL, CVS, San Antonio TX, Advance Auto Parts, Lawrenceville GA, Mimi’s Café, Brandon FL, Ryan’s Restaurant, Columbia SC, Applebee’s, Lewisville TX, Capital One, Houston TX, Walgreens, St. Louis MO, Verizon, Monroe NC, Walgreens, Milwaukee WI, Dollar General, Fort Worth TX, Applebee’s, Eagan MN, Taco Bell, Port St. Lucie FL, and Buffalo Wild Wings, San Antonio TX, were sold together as a package.

3)

The interests in the Pharmacy Portfolio II, which includes the six properties Walgreens, Normal IL, Walgreens, Spokane WA, Walgreens, Villa Rica GA, Walgreens, Waynesburg PA, Walgreens, Somerset MA, and Walgreens, Gallup NM, were sold together as a package.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

IPCC Joint Venture Property Status

Property (1)	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the nine months ended September 30, 2011

University of Phoenix	Meridian, ID	100%	$221	$201
National Retail Portfolio (2)	Various	100%	551	551
Mariano’s Fresh Market	Arlington Heights, IL	100%	510	510
National Net Leased Portfolio (3)	Various	83%	1,173	964
Pharmacy Portfolio II (4)	Various	4%	800	33

			$3,255	$2,259

(1)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting.

(2)

The interests in the National Retail Portfolio, which includes the four properties Copp’s, Sun Prairie WI, Harbor Square, Port Charlotte FL, Walgreen’s, Island Lake IL, and CVS, Elk Grove CA, were sold together as a package.

(3)

The interests in the National Net Leased Portfolio, which includes the 16 properties, Bank of America, Portland OR, BB&T Bank, Apopka FL, AT&T, Crestview FL, CVS, San Antonio TX, Advance Auto Parts, Lawrenceville GA, Mimi’s Café, Brandon FL, Ryan’s Restaurant, Columbia SC, Applebee’s, Lewisville TX, Capital One, Houston TX, Walgreens, St. Louis MO, Verizon, Monroe NC, Walgreens, Milwaukee WI, Dollar General, Fort Worth TX, Applebee’s, Eagan MN, Taco Bell, Port St. Lucie FL, and Buffalo Wild Wings, San Antonio TX, were sold together as a package.

(4)

The interests in the Pharmacy Portfolio II, which includes the six properties Walgreens, Normal IL, Walgreens, Spokane WA, Walgreens, Villa Rica GA, Walgreens, Waynesburg PA, Walgreens, Somerset MA, and Walgreens, Gallup NM, were sold together as a package.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(Joint ventures at 100%)

	September 30, 2011 (unaudited)	December 31, 2010

Balance Sheet:

Assets:
Cash	$22,615	16,415
Investment in real estate	575,096	470,556
Acquired lease intangibles, net	55,316	36,253
Accounts and rents receivable	17,255	20,573
Restricted cash	11,241	16,080
Deferred costs, net	4,604	3,913
Other assets	6,340	4,262

Total assets	$692,467	568,052

Liabilities:
Accounts payable and accrued expenses	$24,639	19,795
Acquired lease intangibles, net	15,349	8,797
Mortgage payable	368,633	281,496
Other liabilities	10,939	16,384

Total liabilities	419,560	326,472

Total equity	272,907	241,580

Total liabilities and equity	$692,467	568,052

Investment in and advances to unconsolidated joint ventures	$93,660	103,616

Unconsolidated joint ventures had mortgages payable of $368,633 and $281,496 as of September 30, 2011 and December 31, 2010, respectively.  The Company’s proportionate share of these loans was $211,060 and $168,678 as of September 30, 2011 and December 31, 2010, respectively.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

(Joint ventures at 100%)

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
Revenues:
Rental income	$12,377	12,148	34,743	36,903
Tenant recoveries	5,409	4,208	15,552	12,910
Other property income	102	102	286	355

Total revenues	17,888	16,458	50,581	50,168

Expenses:
Property operating expenses	2,888	2,527	8,814	7,723
Real estate tax expense	4,362	3,655	12,435	11,285
Depreciation and amortization	7,143	7,134	20,199	21,978
Provision for impairment	-	-	17,387	5,550
General and administrative expenses	328	1,375	914	1,451

Total expenses	14,721	14,691	59,749	47,987

Operating income (loss)	3,167	1,767	(9,168)	2,181

Other income	640	2,080	1,508	2,519
Interest expense	(4,392)	(4,941)	(12,337)	(16,780)

Loss from continuing operations	$(585)	(1,094)	(19,997)	(12,080)

IRC’s pro rata share (a)	$13	(593)	(8,321)	(4,192)

(a)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(IRC pro rata share)

	September 30, 2011 (unaudited)	December 31, 2010

Balance Sheet:

Assets:
Cash	$10,132	8,393
Investment in real estate	319,111	280,335
Acquired lease intangibles, net	29,272	19,467
Accounts and rents receivable	8,829	9,273
Restricted cash	3,312	5,640
Deferred costs, net	2,289	2,332
Other assets	2,303	2,048

Total assets	$375,248	327,488

Liabilities:
Accounts payable and accrued expenses	$13,439	11,213
Acquired lease intangibles, net	7,610	4,594
Mortgage payable	211,060	168,678
Other liabilities	4,944	6,708

Total liabilities	237,053	191,193

Total equity	138,195	136,295

Total liabilities and equity	$375,248	327,488

Investment in and advances to unconsolidated joint ventures	$93,660	103,616

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2011

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

 (IRC pro rata share)

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
Revenues:
Rental income	$6,432	5,339	17,753	16,689
Tenant recoveries	2,785	2,192	7,986	6,597
Other property income	52	48	144	174

Total revenues	9,269	7,579	25,883	23,460

Expenses:
Property operating expenses	1,134	1,226	3,553	4,056
Real estate tax expense	2,248	1,876	6,387	4,994
Depreciation and amortization	3,713	3,218	10,393	10,157
Provision for impairment	-	-	7,824	2,498
General and administrative expenses	98	447	272	484

Total expenses	7,193	6,767	28,429	22,189

Operating income (loss)	2,076	812	(2,546)	1,271

Other income	232	713	579	2,239
Interest expense	(2,295)	(2,118)	(6,354)	(7,702)

Income (loss) from continuing operations	$13	(593)	(8,321)	(4,192)

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property List

As of September 30, 2011, we owned 113 investment properties, comprised of 22 single-user retail properties, 49 Neighborhood Retail Centers, 16 Community Centers, 1 Lifestyle Center and 25 Power Centers.  These investment properties are located in the states of Florida (1), Illinois (70), Indiana (7), Michigan (1), Minnesota (23), Missouri (1), Nebraska (1), Ohio (2), Tennessee (1), and Wisconsin (6).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

10th Street Center (f/k/a Cub Foods) Indianapolis, IN	67,541	03/99	1991	0%	None

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100%	Bally Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (3)	Cub Foods (3)

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	0%	None

Home Goods Coon Rapids, MN	25,145	10/05	2005	100%	Home Goods

Michael’s Coon Rapids, MN	24,240	07/02	2001	100%	Michael’s

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick ‘N Save

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Rite Aid

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	None

Roundy’s Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick ‘N Save

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreen’s (4)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	82%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	15,726	05/98	1983	100%	Deal$

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997/1998	97%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	91%	Butera Finer Foods

Caton Crossing Plainfield, IL	83,792	06/03	1998	95%	Strack & Van Til

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	92%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	97%	Dominick’s Finer Foods

Dunkirk Square Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Eastgate Center Lombard, IL	129,101	07/98	1959/2000	77%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	87%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	81%	Walgreen’s (4)

Gateway Square Hinsdale, IL	40,115	03/99	1985	82%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	100%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hammond Mills Hammond, IN	7,488	12/98	1998/2011	73%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	82%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	92%	Dominick's Finer Foods
					Deal$
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	74%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	83% (3)	Planet Fitness
					Xilin Association
					Big Lots
Medina Marketplace Medina, OH	92,446	12/02	1956/2010	100%	Giant Eagle, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	88%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	81%	Food 4 Less
					O’Reilys Automotive
Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	40%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	68%	None

Orland Greens Orland Park, IL	45,031	09/98	1984	88%	Dollar Tree
					Spree Look Good, Do Good

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Orland Park Retail Orland Park, IL	8,500	02/98	1997	20%	None

Park Square Brooklyn Park, MN	136,664	08/02	1986/1988/ 2006	100%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988/2000	81%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	100% (3)	Kroger
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	None

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	84%	Sears Hardware

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	86%	None

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	100%	Michael’s Fresh Market

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99%	Bally Total Fitness
					Conway
St. James Crossing Westmont, IL	49,994	03/98	1990	56%	None

Townes Crossing Oswego, IL	105,989	08/02	1988	90% (3)	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	97% (3)	Dominick's Finer Foods (3)
					Walgreen’s

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	93%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	77%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	80%	Walgreen’s (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service
Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	73%	Trader Joe’s
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	258,720	04/98	1978	90%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	99%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989/2010	95%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	169,915	03/98	1987/2009	88% (3)	Office Depot (3)
					X-Sport Gym
					Tuesday Morning
					Factory Card Outlet
					JoAnn Stores
					Oakridge Hobbies & Toys
Four Flaggs Niles, IL	304,603	11/02	1973/1998/ 2010	98%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sweet Home Furniture
					JoAnn Stores
					Office Depot
					PetSmart
					Marshall's
					Old Navy Shoe Carnival
Four Flaggs Annex Niles, IL	21,425	11/02	1973/2001/ 2010	100%	Party City

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Lake Park Plaza Michigan City, IN	114,867	02/98	1990	82%	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
Oliver Square West Chicago, IL	77,637	01/98	1990	66%	Tampico Fresh Market

Orchard Crossing Ft. Wayne, IN	118,244	04/07	2008	84% (3)	Gordman’s
					Dollar Tree
Park Center Tinley Park, IL	128,390	12/98	1988	54%	Charter Fitness
					Chuck E. Cheese
					Old Country Buffet
Quarry Retail Minneapolis, MN	281,458	09/99	1997	98%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Old Navy
					Party City
Skokie Fashion Square Skokie, IL	84,580	12/97	1984/2010	50%	Ross Dress for Less

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984/2010	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	94% (3)	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100% (3)	Marshall’s
					Factory Card Outlet (3)

Power Centers

Baytowne Shoppes/Square Champaign, IL	118,242	02/99	1993	70%	Staples
					PetSmart
					Party City
					Citi Trends
Crystal Point Crystal Lake, IL	336,105	07/04	1976/1998	82%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Ross Dress for Less

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Deer Trace Kohler, WI	149,924	07/02	2000	98%	Elder Beerman
					TJ Maxx
					Michael's
					Dollar Tree Ulta
Deer Trace II Kohler, WI	24,292	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,853	10/98	1995	100%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					Party City
					Old Country Buffet Jo Ann Stores
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	53% (3)	Sam's Club (3)

Mankato Heights Mankato, MN	155,173	04/03	2002	97%	TJ Maxx
					Michael’s
					Old Navy
					Pier 1 Imports
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	214,455	01/97	1992/2004	81% (3)	X-Sport Gym
					Office Depot (3)
					The Sports Authority
					Best Buy
					Ross Dress for Less
Naper West Naperville, IL	214,812	12/97	1985/2009	72%	Barrett’s Home Theater Store
					JoAnn Stores
					Sears Outlet
					Ross Dress for Less
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	0%	Olympic Flame

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	65%	Staples
					TREK Bicycle Store
					Illinois Bone and Joint
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear
Riverdale Commons Coon Rapids, MN	175,802	09/99	1999	100%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
Rivertree Court Vernon Hills, IL	308,862	07/97	1988/2011	73%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					Michaels Stores
					Ulta Salon
					Old Country Buffet
					Harlem Furniture
Rochester Marketplace Rochester, MN	70,213	09/03	2001/2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973/1985/ 2009	99%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000/2001	100%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	90%	Michael’s

Shops at Orchard Place Skokie, IL	159,091	12/02	2000	97%	Best Buy
					DSW Shoe Warehouse
					Ulta Salon
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	97%	Marshall’s
					Petco
					Dollar Tree Stores
					Pier 1 Imports
					Ross Medical Education Center
					Babies ‘R’ Us

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	95%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning
Lifestyle Centers

Algonquin Commons Algonquin, IL	557,548	02/06	2004/2005	74% (3)	PetSmart
					Office Max
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's Sporting Goods
					Trader Joe's
					Ulta
					Charming Charlie
					Sears Outlet
					Ross Dress for Less
					Gordman’s
Total	10,082,542			88%

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

As of September 30, 2011, we owned 46 investment properties through our joint ventures, comprised of 21 Single User, 15 Neighborhood Retail Centers, 5 Community Centers and 5 Power Centers.  These investment properties are located in the states of Florida (4), Georgia (2), Illinois (18), Massachusetts (1), Minnesota (9), Missouri (1), New Mexico (1), North Carolina (1), Oregon (ground lease only), Pennsylvania (1), South Carolina (1), Texas (4 and a ground lease property), Washington (1) and Wisconsin (2).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Advance Auto Parts Lawrenceville, GA	7,064	04/11	2007	100%	None

Applebee’s Eagan, MN	5,285	04/11	1992	100%	None

Applebee’s Lewisville, TX	5,911	04/11	1994	100%	None

AT&T Crestview, FL	3,476	04/11	2010	100%	None

Bank of America (5) Portland, OR	-	04/11	2004	-	None

BB&T Bank Apopka, FL	2,931	04/11	1986	100%	None

Buffalo Wild Wings San Antonio, TX	6,974	04/11	2010	100%	None

Capital One (6) Houston, TX	-	04/11	2008	-	None

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

CVS San Antonio, TX	13,813	04/11	2003	100%	CVS

Dollar General Fort Worth, TX	9,142	04/11	2010	100%	None

Mimi’s Café Brandon, FL	7,045	04/11	2003	100%	None

Ryan’s Restaurant Columbia, SC	10,162	04/11	2002	100%	Ryan’s Steakhouse

Taco Bell Port St. Lucie, FL	2,049	04/11	2009	100%	None

Verizon Monroe, NC	4,500	04/11	2010	100%	None

Walgreens Gallup, NM	14,820	06/11	2005	100%	Walgreen’s (4)

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Walgreens Milwaukee, WI	15,120	04/11	2000	100%	Walgreen’s (4)

Walgreens Normal, IL	14,490	06/11	2010	100%	Walgreen’s (4)

Walgreens Somerset, MA	13,650	06/11	2011	100%	Walgreen’s (4)

Walgreens Spokane, WA	14,490	06/11	2002	100%	Walgreen’s (4)

Walgreens St. Louis, MO	14,490	04/11	2003	100%	Walgreen’s (4)

Walgreens Villa Rica, GA	13,650	06/11	2008	100%	Walgreen’s (4)

Walgreens Waynesburg, PA	14,820	06/11	2008	100%	Walgreen’s (4)

Neighborhood Retail Centers

Byerly’s Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly’s Food Store
					Erik’s Bike Shop
Champlin Marketplace Champlin, MN	88,577	09/11	1999/2005	89%	Cub Foods

Cobbler Crossing Elgin, IL	102,643	05/97	1993	93%(3)	Jewel Food Stores

Diffley Marketplace Eagan, MN	62,656	10/10	2008	98%	Cub Foods

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	98%	MGM Liquor Warehouse
					Cub Foods
Mallard Crossings Elk Grove Village, IL	82,929	05/97	1993	92%	Food 4 Less

Mapleview Grayslake, IL	105,642	03/05	2000/2005	84%	Jewel Food Store

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Store
					Marshall’s
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	72%	Pier 1 Imports
					House of Brides
Red Top Plaza Libertyville, IL	151,840	06/11	1981/2008	84%(3)	Jewel Food Stores

Regal Showplace Crystal Lake, IL	96,928	03/05	1998	100%(3)	Regal Cinemas

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100% (3)	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	96%	Jewel Food Stores

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	91%	Jewel Food Store

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	The Foursome, Inc.
					Cub Foods
Community Centers

Chatham Ridge Chicago, IL	175,991	02/00	1999	100%	Food 4 Less
					Marshall’s
					Bally Total Fitness
Greentree Centre & Outlot Racine, WI	169,268	02/05	1990/1993	94%	Pick ‘N Save
					K - Mart
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	88%	Walgreen's
					Conway
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods
Village Ten Center Coon Rapids, MN	211,472	08/03	2002	96%	Dollar Tree
					Life Time Fitness Cub Foods

Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	96%	Dominick’s Finer Foods
					Jewish Community Center
Power Centers

Joffco Square Chicago, IL	95,204	01/11	2008	83%	Bed, Bath & Beyond
					Best Buy
Orland Park Place Orland Park, IL	592,736	04/05	1980/1999	93%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
					Buy Buy Baby
					HH Gregg
					Ross Dress for Less

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2011

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Randall Square Geneva, IL	216,107	05/99	1999	91%	Marshall’s
					Bed, Bath & Beyond
					PetSmart
					Michael’s
					Party City
					Old Navy

The Point at Clark Chicago, IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse
					Marshall’s
					Michael’s
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973/1975/ 1997/2007	94%	Toys R Us
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby

Total	3,761,260			93%

Total/Weighted Average	13,843,802			89%

(1)

Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which maybe different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	This property includes a 4,700 square foot ground lease with Bank of America. Ground lease square footage is not included in our GLA. Ground lease properties are not included in our property count.
(6)

The purchase price of this property includes a 5,300 square foot ground lease with Capital One.  Ground lease square footage is not included in our GLA.  Ground lease properties are not included in our property count.